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REPORT OF THE INVESTMENT MANAGER

PERFORMANCE
The Greater China Fund's net asset value per share appreciated 8.5% during the six months ended June 30, 2002, increasing from $10.59 to $11.49. During the same period, the Fund's benchmark index, MSCI Zhong Hua, recorded a decline of 3.7%.

MARKET REVIEW
Over the past six months, the global equity environment suffered from major accounting and transparency issues in the wake of a number of corporate scandals in the U.S., and consequently declining investor confidence. Equity markets, in general, fell. However, Hong Kong / China markets continued to outperform most developed markets.

The macroeconomic environment was the major positive driver for Hong Kong / China equities. During the period under review, China's GDP posted better than expected growth of 7.8% (annualized), up from 7.3% in 2001. Domestic demand continued to be strong, led by state investments and private consumption. Stronger industrial output, a weakening currency and recovery in export growth also contributed to the robust growth picture. As a result, earnings revisions of Chinese companies and the export sector were on an upward trend.

In terms of sector performance, telecommunication stocks continued to underperform on the back of a string of major corporate failures in the sector globally. Industrials and cyclicals were among the best performing sectors, amid improvement in growth prospects. In particular, oil related stocks such as CNOOC and PetroChina outperformed strongly and defensive utilities and consumer related stocks also performed well.

One noteworthy feature of the markets during the period under review was the strong performance of small and medium size companies. Significant upward re-rating of these stocks took place as investors searched for unrecognized growth. As a result, a number of the Fund's holdings, such as Kingboard Chemical Holdings and Texwinca Holdings, saw a significant appreciation in share price which contributed positively to performance.

PROSPECTS
The growth outlook of the Hong Kong and Chinese economies remains stable. The domestic economy is supported by state fixed asset investments and foreign direct investments. Externally, the cyclical recovery of the OECD economies and the structural outsourcing of production to China are driving

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REPORT OF THE INVESTMENT MANAGER

CONCLUDED
export growth. While there continues to be risks associated with the strength of the U.S. recovery, the policy options available to the Chinese government are sufficient to maintain the ongoing growth momentum of the economy.

We believe the valuation of Greater China equities is now at a reasonable level. On a number of valuation yardsticks, such as price to earnings or price to book, the markets are at the lower end of their historic trading range. Abundant liquidity is also another positive factor supporting the market. The loan to deposit ratio in Hong Kong is at its lowest point in 20 years despite the deposit rate being marginally above zero. A mild increase in risk tolerance would channel funds into asset markets including properties and equities.

The Chinese government is studying rules to allow foreign investors to invest in the domestic "A" share market under a system called "qualified foreign institutional investors" (QFII). At the same time, a proposal called "qualified domestic institutional investors" (QDII), which would allow local Chinese to invest in overseas markets is also under study. These rules, once adopted, may significantly expand the investable universe of the Fund and may also help reduce the pricing disparity between "H" and "A" share markets.

Depreciation of the U.S. Dollar against major currencies including the Euro and Yen has also led to the depreciation of the Renminbi, which is effectively linked to the U.S. Dollar. This has further boosted the competitiveness of Chinese exports. However, major changes to the Renminbi exchange rate regime remain unlikely.

In conclusion, we remain positive on the outlook for Greater China markets. We believe they are likely to continue to perform better than many equity markets in a period of considerable volatility and uncertainty based on their upward re-rating driven by encouraging growth prospects, positive liquidity and attractive valuations. Sustainability of earnings, balance sheet quality and creation of shareholder value will continue to be the focus points for our stock selection.

BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

August 9, 2002

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PORTFOLIO OF INVESTMENTS
June 30, 2002
(Unaudited)

                                                              Value
    Shares  Description                                    (Note 1)
            EQUITIES -- 97.2%
            CHINA -- 25.7%
            BUILDING MATERIALS -- 1.5%
 6,882,000  Anhui Conch Cement......................  $  2,227,898
                                                      ------------
            ENERGY -- 3.1%
21,500,000  PetroChina Co. Ltd......................     4,575,788
                                                      ------------
            Machinery & Engineering -- 1.4%
 2,030,700  Shanghai Zhenhua Port Machinery "B".....     2,020,547
                                                      ------------
            PETROCHEMICAL -- 7.3%
24,700,000  China Petroleum & Chemical "H"*.........     4,401,808
20,918,000  Sinopec Yizheng Chemical
              Fibre Co. Ltd.........................     3,245,076
12,404,000  Sinopec Zhenhai Refining & Co...........     2,878,456
                                                      ------------
                                                        10,525,340
                                                      ------------
            TRANSPORTATION -- 2.7%
 9,000,000  China Eastern Airlines..................     1,511,587
 2,000,000  China Shipping Development Inc. "H".....       430,783
 2,113,160  Dazhong Transportation Group "B"........     1,897,618
                                                      ------------
                                                         3,839,988
                                                      ------------
            UTILITIES -- 6.4%
12,238,000  Beijing Datang Power Co. "H"+...........     5,452,361
 4,652,000  Huaneng Power
              International Inc. "H"................     3,817,148
                                                      ------------
                                                         9,269,509
                                                      ------------
            MISCELLANEOUS -- 3.3%
13,856,000  Jiangxi Copper Co.......................     1,847,526
 7,960,000  Yanzhou Coal Mining Co. "H"+............     2,908,555
                                                      ------------
                                                         4,756,081
                                                      ------------
            Total China.............................    37,215,151
                                                      ------------
            HONG KONG -- 68.0%
            AUTOMOBILES -- 3.2%
 6,500,000  Brilliance China Auto Holdings Ltd......       883,362
13,200,000  Denway Motors Ltd.......................     3,723,196
                                                      ------------
                                                         4,606,558
                                                      ------------

            CONGLOMERATES -- 8.9%
 2,500,000  China Resources Enterprise+.............  $  2,932,786
 1,057,000  Citic Pacific Ltd.......................     2,276,688
 1,026,400  Hutchison Whampoa.......................     7,665,348
                                                      ------------
                                                        12,874,822
                                                      ------------

            CONSUMPTION -- 7.8%
 2,278,000  Convenience Retail Asia Ltd.*...........       846,976
 5,900,000  COFCO International.....................     1,796,532
 1,944,000  Esprit Holdings Ltd.....................     3,738,581
 3,220,000  Giordano International Ltd..............     1,981,602
                                                              Value
    Shares  Description                                    (Note 1)
 3,512,000  Texwinca Holdings Ltd...................     2,994,301
                                                      ------------
                                                        11,357,992
                                                      ------------

            ELECTRICAL & ELECTRONICS -- 14.1%
 8,000,000  Archontech Corp.........................       871,823
 3,080,000  Johnson Electric Holdings...............     3,632,937
 5,342,000  Kingboard Chemical Holdings Ltd.........     4,725,767
10,524,000  Legend Holdings Ltd+....................     3,845,431
 8,860,000  NGAI Lik Industrial Holdings............     3,180,615
 9,520,000  Topsearch International
              Holdings Ltd.*........................     1,464,662
 4,250,000  TPV Technology Ltd......................     1,525,690
 1,000,000  Vtech Holdings Ltd.*....................     1,198,756
                                                      ------------
                                                        20,445,681
                                                      ------------

            ENERGY -- 2.2%
 2,342,000  CNOOC Ltd...............................     3,137,780
                                                      ------------

            FINANCIALS -- 9.1%
 1,222,400  Bank of East Asia.......................     2,452,715
 5,599,998  Citic Ka Wah Bank Ltd...................     1,633,385
   260,000  Guoco Group+............................     1,450,046
   930,000  Hong Kong Exchanges & Clearing..........     1,532,164
 4,988,000  Industrial & Commercial Bank of China
              (Asia) Ltd............................     4,668,406
   332,200  Wing Lung Bank..........................     1,460,875
                                                      ------------
                                                        13,197,591
                                                      ------------

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
                                                              Value
    Shares  Description                                    (Note 1)
            HONG KONG -- (concluded)
            INFRASTRUCTURE -- 0.9%
   800,000  Cheung Kong Infrastructure..............  $  1,287,221
                                                      ------------
            MEDIA -- 2.4%
   468,000  Television Broadcasting Ltd.............     1,986,064
 5,260,000  Roadshow Holdings Ltd...................     1,483,637
                                                      ------------
                                                         3,469,701
                                                      ------------
            Real Estate Development -- 1.7%
   303,000  Cheung Kong Holdings....................     2,525,081
                                                      ------------
            TELECOMMUNICATION -- 9.7%
 3,111,000  China Mobile Ltd.+*.....................     9,193,699
 2,000,000  China Unicom+*..........................     1,538,511
 2,973,000  Smartone Telecommunications.............     3,354,261
                                                      ------------
                                                        14,086,471
                                                      ------------
            TRANSPORTATION -- 0.4%
   100,000  Kowloon Motor Bus Holdings..............       539,761
                                                      ------------
            UTILITIES -- 1.1%
 1,200,000  Hong Kong & China Gas...................     1,600,051
                                                      ------------
            MISCELLANEOUS -- 6.5%
 6,704,000  China Merchants Holdings
              International+........................     5,157,088
 3,076,000  Li & Fung Ltd...........................     4,180,339
                                                      ------------
                                                         9,337,427
                                                      ------------
            Total Hong Kong.........................    98,466,137
                                                      ------------
            TAIWAN -- 3.5%
            ELECTRICAL & ELECTRONICS -- 3.5%
   863,000  Compal Electronics Inc.*................       829,162
   678,500  Delta Electronic Industrial Co..........       915,904
   801,480  Hon Hai Precision Industry*.............     3,274,529
                                                      ------------
                                                         5,019,595
                                                      ------------
            Total Equities
              (cost $134,052,212)...................   140,700,883
                                                      ------------

                                                              Value
 Warrants   Description                                    (Note 1)
            WARRANTS -- 0.1%
   534,200  Kingboard Chemical Holdings Ltd.
              expiring 12/31/03
              (cost $0).............................  $    129,445
                                                      ------------

Principal
  Amount
  (000)
            TIME DEPOSIT -- 0.4%
      $579  Brown Brothers Harriman & Co. Grand
              Cayman, 0.75%**, 07/01/02
              (cost $579,000).......................       579,000
                                                      ------------
            Total Investments -- 97.7%
              (cost $134,631,212)...................   141,409,328
            Other assets in excess of
              liabilities -- 2.3%...................     3,306,345
                                                      ------------
            NET ASSETS -- 100%......................  $144,715,673
                                                      ============

----------

  *  Non-income producing security.
  +  Security or a portion thereof, was on loan at June 30, 2002.
 ** Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours notice. The rate shown is the rate in effect on June 30, 2002.

See Notes to Financial Statements.

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                   STATEMENT OF ASSETS AND LIABILITIES
                   June 30, 2002
                   (Unaudited)

                   ASSETS
                   Investments, at value (cost $134,631,212)           $141,409,328
                   Investments of collateral received for securities
                     on loan, at value (cost $14,625,200)                14,625,200
                   Cash (including foreign currency with a cost of
                     $2,112,468 and a value of $2,171,002)                2,172,989
                   Receivable for investments sold                          884,763
                   Dividends & interest receivable                          746,290
                   Prepaid expenses                                          16,762
                                                                       ------------
                           Total assets                                 159,855,332
                                                                       ------------

                   LIABILITIES
                   Collateral for securities on loan                     14,625,200
                   Investment management fee payable                        153,321
                   Administration fee payable                                25,764
                   Accrued expenses                                         335,374
                                                                       ------------
                           Total liabilities                             15,139,659
                                                                       ------------
                   NET ASSETS                                          $144,715,673
                                                                       ============

                   COMPOSITION OF NET ASSETS
                   Common stock, $0.001 par value; 12,593,049 shares
                     issued and outstanding (100,000,000 shares
                     authorized)                                       $     12,593
                   Paid-in-capital in excess of par                     168,504,749
                   Undistributed net investment income                    1,013,021
                   Accumulated net realized loss on investments         (31,651,350)
                   Net unrealized appreciation of investments and
                     other assets and liabilities denominated in
                     foreign currency                                     6,836,660
                                                                       ------------
                   NET ASSETS                                          $144,715,673
                                                                       ============

                   Shares Outstanding                                    12,593,049
                                                                       ------------
                   NET ASSET VALUE PER SHARE                           $      11.49
                                                                       ============

              See Notes to Financial Statements.

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                   STATEMENT OF OPERATIONS

                   For the Six Months Ended June 30, 2002
                   (Unaudited)

                   INVESTMENT INCOME
                   Dividends (net of foreign withholding taxes of $5,068)                                $1,950,303
                   Interest                                                                                  90,910
                                                                                                        -----------
                           Total investment income                                                        2,041,213
                                                                                                        -----------
                   EXPENSES
                   Investment management fees                                                               891,394
                   Custodian and accounting fees                                                            171,961
                   Administration fees                                                                      150,061
                   Directors' fees and expenses                                                             141,912
                   Legal fees                                                                                58,979
                   Shareholder reports                                                                       55,550
                   Audit fees                                                                                23,487
                   New York Stock Exchange listing fee                                                       16,488
                   Transfer agent fees and expenses                                                           2,620
                   Miscellaneous expenses                                                                    10,888
                                                                                                        -----------
                           Total expenses                                                                 1,523,340
                                                                                                        -----------
                   Net investment income                                                                    517,873
                                                                                                        -----------
                   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                     AND FOREIGN CURRENCY TRANSACTIONS
                   Net realized gain (loss) on:
                       Investments                                                                        4,396,762
                       Foreign currency transactions                                                         (4,480)
                                                                                                        -----------
                                                                                                          4,392,282
                                                                                                        -----------
                   Net change in unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign
                         currency                                                                         6,399,785
                                                                                                        -----------
                   Net realized and unrealized gain on investments and foreign
                     currency transactions                                                               10,792,067
                                                                                                        -----------
                   NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                                $11,309,940
                                                                                                        ===========

              See Notes to Financial Statements.

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                   STATEMENT OF CHANGES IN NET ASSETS

                                                                               For the
                                                                              Six Months
                                                                                Ended            For the Year
                                                                            June 30, 2002           Ended
                                                                             (unaudited)      December 31, 2001
                                                                            --------------    ------------------
                   INCOME (LOSS) FROM INVESTMENT OPERATIONS
                   Net investment income                                     $    517,873        $    512,461
                   Net realized gain on investments and foreign
                     currency transactions                                      4,392,282           7,969,669
                   Net change in unrealized appreciation/
                     depreciation of investments and other
                     assets and liabilities denominated in
                     foreign currency                                           6,399,785         (10,916,643)
                                                                             ------------        ------------
                   Total income (loss) from investment
                     operations                                                11,309,940          (2,434,513)
                                                                             ------------        ------------

                   DIVIDENDS TO SHAREHOLDERS
                   From net investment income                                    --                  (721,582)
                                                                             ------------        ------------
                   Net increase (decrease) in net assets                       11,309,940          (3,156,095)
                                                                             ------------        ------------

                   NET ASSETS
                   Beginning of period                                        133,405,733         136,561,828
                                                                             ------------        ------------
                   End of period (including undistributed net
                     investment income of $1,013,021 and
                     $495,148, respectively)                                 $144,715,673        $133,405,733
                                                                             ============        ============

              See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

 NOTE 1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on
May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

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The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized and unrealized gain or (loss) on investments.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain or loss is treated as ordinary income for income tax reporting purposes.

SECURITIES LENDING
The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is UBS PaineWebber Inc. ("UBS PaineWebber"), a wholly-owned indirect subsidiary of UBS AG. UBS PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the six months ended June 30, 2002, net earnings to the Fund from securities lending was $82,117, after deducting the borrowers' rebate of $18,692 and UBS PaineWebber fees of $44,215, of which $8,167 was payable to UBS PaineWebber at June 30, 2002. The market value of the securities on loan and the cash collateral received with respect to such loans at June 30, 2002 was $13,349,953 and $14,625,200, respectively.

At June 30, 2002, the Fund's investments from cash collateral for securities on loan are as follows:

       Shares                                Money Market Funds                          Value
---------------------   ------------------------------------------------------------  -----------
      7,755,022         AIM Liquid Assets Portfolio.................................  $ 7,755,022
            372         AIM Prime Portfolio.........................................          372
          2,723         Scudder Money Market Series -- Institutional................        2,723
      6,867,083         UBS Private Money Market Fund LLC...........................    6,867,083
                                                                                      -----------
                                                                                      $14,625,200
                                                                                      ===========

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are considered

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either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

TAX STATUS
  UNITED STATES
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

  CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

  HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

  OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

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--------------------------------------------------------------------------------

 NOTE 2    INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary group of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

UBS Global Asset Management (US) Inc. ("UBS Global AM", formerly known as Brinson Advisors, Inc.) (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

--------------------------------------------------------------------------------

 NOTE 3    TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays UBS Warburg LLC ("UBS Warburg"), an indirect wholly-owned subsidiary of UBS AG, a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the six months ended June 30, 2002, $71,312 was paid or accrued by the Investment Manager, not the Fund, to UBS Warburg for such services.

Certain employees of the Administrator serve as officers of the Fund and an employee of UBS PaineWebber serves as a director of the Fund.

--------------------------------------------------------------------------------

 NOTE 4    PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $6,778,116 was composed of gross appreciation of $21,347,872 for those securities having an excess of value over cost and gross depreciation of $14,569,756 for those securities having an excess of cost over value.

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                                       11

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------

For the six months ended June 30, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $27,744,139 and $29,286,153, respectively.

On December 31, 2001, the Fund had a net capital loss carryforward of approximately $36,043,632, of which $11,212,437 will expire on December 31, 2006, $16,280,648 will expire on December 31, 2007, and $8,550,547 will expire on December 31, 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post October currency losses of $12,809.

--------------------------------------------------------------------------------

 NOTE 5    CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. There were no transactions in shares of common stock for the six months ended June 30, 2002 and for the year ended December 31, 2001.

--------------------------------------------------------------------------------

 NOTE 6    CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

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--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 Selected data for a share of common stock outstanding throughout each period is presented below:

                                                   For the
                                                 Six Months                        For the Years Ended
                                                    Ended                              December 31,
                                                June 30, 2002    --------------------------------------------------------
                                                 (Unaudited)       2001        2000        1999        1998        1997
                                                -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period              $  10.59       $  10.84    $  11.47    $   8.43    $  13.46    $  19.49
                                                  --------       --------    --------    --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                          0.04           0.04        0.06        0.03       (0.01)      (0.09)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        0.86          (0.23)      (0.66)       3.01       (4.10)      (2.32)
                                                  --------       --------    --------    --------    --------    --------
    Total from investment operations                  0.90          (0.19)      (0.60)       3.04       (4.11)      (2.41)
                                                  --------       --------    --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                              --          (0.06)      (0.03)         --          --          --
In excess of net investment income                      --             --          --          --          --       (0.13)
From net realized gain on investments                   --             --          --          --       (0.92)      (3.49)
                                                  --------       --------    --------    --------    --------    --------
    Total dividends and distributions to
      shareholders                                      --          (0.06)      (0.03)         --       (0.92)      (3.62)
                                                  --------       --------    --------    --------    --------    --------
Net asset value, end of period                    $  11.49       $  10.59    $  10.84    $  11.47    $   8.43    $  13.46
                                                  ========       ========    ========    ========    ========    ========
Market value, end of period                       $   9.85       $   8.76    $   8.19    $   8.38    $   6.13    $  10.88
                                                  ========       ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN(1)                          12.44%          7.67%     (1.86)%      36.73%    (36.35)%     (7.29)%
                                                  ========       ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)           $144,716       $133,406    $136,562    $144,449    $106,183    $169,518
Ratio of expenses to average net assets              2.14%*         2.17%       2.01%       2.23%       2.59%(2)    1.88%
Ratio of net investment income (loss) to
  average net assets                                 0.73%*         0.36%       0.49%       0.36%     (0.06)%     (0.41)%
Portfolio turnover                                     20%            33%         53%         36%         41%         82%

------------

                    *   Annualized
                  (1)   Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of
                        each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be
                        reinvested at prices obtained under the Fund's dividend
                        reinvestment plan. Total investment return does not reflect commissions. Total investment return for a period of less
                        than one year has not been annualized.
                  (2)   The ratio of expenses to average net assets excluding excise taxes was 2.29%.

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--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

OTHER INFORMATION

Since December 31, 2001, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws and (iii) material changes in the prinicipal risk factors associated with investment in the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 4, 2002. Shareholders voted to re-elect Mr. Richard B. Bradley and Mr. Hugh G. Lynch as Directors. The resulting vote count for each proposal is indicated below:

                                                       For         Against     Withheld Authority
                                                    ----------    ---------    ------------------
1. Election of Directors:

  Mr. Hugh G. Lynch                                  7,775,218       --             2,176,820

  Mr. Richard B. Bradley                             6,582,368       --             3,369,670

       In addition to the above re-elected Directors, Mr. Edward Y. Baker,
       Mr. John A. Bult, Mr. Richard Graham, Mr. John A. Hawkins, Mr. Jonathan
       J. K. Taylor and Mr. Tak Lung Tsim continue to serve as Directors of the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS
Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Hugh G. Lynch
Jonathan J.K. Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Sam Lau, VICE PRESIDENT
Kevin J. Mahoney, VICE PRESIDENT
Paul H. Schubert, TREASURER & SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
5 Times Square
New York, New York 10036-6530

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

          The Greater China Fund, Inc.
          c/o UBS Global Asset Management (US) Inc.
          51 West 52nd Street
          New York, New York 10019-6114
          WWW.GREATERCHINAFUND.COM

         For information call (212) 882-5124

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

  THE GREATER CHINA
  FUND, INC.

  SEMI-ANNUAL REPORT
  JUNE 30, 2002

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